NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN TRUST CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 17, 2012.

NORTHERN TRUST CORPORATION NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603

Meeting Information

Meeting Type:       Annual Meeting

For holders as of: February 22, 2012

Date: April 17, 2012 Time: 10:30 AM CDT

Location: 50 S. LaSalle St.

                  Chicago, IL 60603

For directions to the meeting, please call (312) 630-6000

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

– Before You Vote –
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1.   Annual Report         2.   Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow located on the following page and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You may also request to receive paper or electronic copies of the Corporation’s future proxy materials. Please choose one of the following methods to make your request(s):

                        1) BY INTERNET:      www.proxyvote.com

                        2) BY TELEPHONE:  1-800-579-1639

                        3) BY E-MAIL*:          sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow located on the following page in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 3, 2012 to facilitate timely delivery.

– How To Vote –
Please Choose One of the Following Voting Methods

Vote In Person: The annual meeting of stockholders will be held at the office of Northern Trust Corporation located at 50 South LaSalle Street (northwest corner of LaSalle Street and Monroe Street) in Chicago, Illinois. You will need an admission ticket or proof of ownership of the Corporation’s common stock to enter the meeting. Please refer to the Corporation’s Notice & Proxy Statement for further detail on attending the annual meeting in person. You may use this page as your Admission Ticket to the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow located on the following page and follow the instructions.

Vote By Phone: First view the proxy materials online at www.proxyvote.com and then use the toll-free number provided.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors Nominees: 01) Linda Walker Bynoe 02) Nicholas D. Chabraja 03) Susan Crown 04) Dipak C. Jain 05) Robert W. Lane 06) Edward J. Mooney	07) John W. Rowe 08) Martin P. Slark 09) David H. B. Smith, Jr. 10) Charles A. Tribbett III 11) Frederick H. Waddell
The Board of Directors recommends you vote FOR the following proposals:
2. Approval, by an advisory vote, of the 2011 compensation of the Corporation’s named executive officers.
3. Approval of the Northern Trust Corporation 2012 Stock Plan.
4. Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2012.
The Board of Directors recommends you vote AGAINST the following proposals:
5. Stockholder proposal regarding accelerated vesting of equity awards in a change in control situation, if properly presented at the annual meeting.
6. Stockholder proposal regarding independence of the board chairman, if properly presented at the annual meeting.